Exhibit 10.11 Purchase Order No. F98-179335 with Lockheed Martin Idaho Technologies Company


LMITCO Form
PROC-1811b
(Rev. 01/98)

                          PURCHASE ORDER NO. F98-179335
               LOCKHEED MARTIN IDAHO TECHNOLOGIES COMPANY (LMITCO)
                               225 Fremont Avenue
                    P.O. Box 1625, Idaho Falls, ID 83415-3521
         OPERATING UNDER U.S. GOVERNMENT CONTRACT NO. DE-AC07-94ID13223

To:  Orbit Technologies, Inc.
     2011 Palomar Airport Road, Suite 100
     Carlsbad, CA 92009

     Confirming to: James A. Giansiracusa       Effective Date: March 26, 1998
                                                Completion Date: August 30, 1998
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1.       STATEMENT OF WORK
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         a.       The Subcontractor shall furnish the following services, in accordance with the requirements terms and conditions specified or referenced in this Purchase Order:

                  Maximum of 150 hours of services in accordance with the Statement of Work entitled, "Encapsulation of Idaho National Engineering and Environmental Laboratory Waste Experimental Reduction Facility Fly Ash by Mixing with Polysiloxane", dated March 15, 1998.

         b. This is a fixed-rate, ceiling priced, level-of-effort Purchase Order for the period of March 26, 1998, through August 30, 1998.

                  The quantity of hours shown is an estimated amount to be used during the specified period of the Purchase Order.

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Procurement Agent: C.F. Cloud         Telephone: (208) 526-5596            Ceiling Price: $20,175.00
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Ship via: N/A                         F.O.B./Trans.: N/A                   Cash Terms: Net 10 days
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Billing Address:                      Signed:/s/C.F. Cloud                                             3-26-98
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Accounts Payable                             Lockheed Martin Idaho Technologies Company                Date
LMITCO
P.O. Box 1625                         Title:       Procurement Agent
Idaho Falls, ID 83415-3117
Procurement Agent: C.F. Cloud         Signed:/s/James A. Giansiracusa                                  3-26-98
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                                             (Subcontractor's Official)                                Date

                                      Title:    _________________________________________________

                                      Return one signed copy of this Purchase Order to LMITCO.
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